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                                                                    Exhibit 99.1






                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of SCB Computer Technology, Inc. (the "Company") on Form 10-K for the period ending April 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, T. Scott Cobb, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


July 28, 2003



By:         /s/ T. Scott Cobb
      -------------------------------
               T. Scott Cobb
               President and
          Chief Executive Officer